UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) :   April 21, 2011

Humana Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5975                                         61-0647538
(Commission File Number)                      (IRS Employer Identification No.)

500 West Main Street, Louisville, KY                          40202
(Address of Principal Executive Offices)                         (Zip Code)

502-580-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

The regular annual meeting of the stockholders of Humana Inc. was held in Louisville, Kentucky on April 21, 2011, for the purpose of voting on the proposals described below.  Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to management’s nominees for directors.  All nominees for director listed below were elected.  The term of office for each director will be until the next annual meeting or until their successors shall be elected and qualified.

The final results of the election of directors were as follows:

Name	For	Against	Abstained	Broker Non-Votes
Michael B. McCallister	133,234,697	2,557,655	63,269	9,983,516
Frank A. D’Amelio	130,839,173	4,900,094	116,354	9,983,516
W. Roy Dunbar	132,962,267	2,773,949	119,405	9,983,516
Kurt J. Hilzinger	132,894,415	2,835,328	125,878	9,983,516
David A. Jones, Jr.	135,305,801	448,511	101,309	9,983,516
William J. McDonald	132,857,551	2,869,842	128,228	9,983,516
William E. Mitchell	133,905,425	1,821,391	128,805	9,983,516
David B. Nash, M.D.	135,428,137	309,447	118,037	9,983,516
James J. O’Brien	135,481,652	255,813	118,156	9,983,516
Marissa T. Peterson	132,925,787	2,820,964	108,870	9,983,516

In addition, the stockholders approved the following:

(1)
The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011, by a vote of 144,542,766 for; 1,201,507 against; and 94,864 abstentions.

(2)	The Humana Inc. 2011 Stock Incentive Plan, by a vote of 91,480,878 for; 44,117,455 against; and 257,288 abstentions; with 9,983,516 broker non-votes.

(3)
On an advisory basis, the compensation of the Company’s Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables, and the accompanying narrative disclosure, set forth in the Company’s proxy statement for the April 21, 2011 Annual Meeting of Stockholders, by a vote of 126,868,013 for; 5,925,977 against; and 3,061,631 abstentions; with 9,983,516 broker non-votes.

(4)
On an advisory basis, an annual frequency for future advisory votes with respect to the compensation of the Company’s Named Executive Officers set forth in the Company’s proxy statement, by a vote of 120,672,136 for every year; 206,165 for every two years; 14,845,588 for every three years; and 131,732 abstentions; with 9,983,516 broker non-votes.

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC. BY: /s/ Steven E. McCulley Steven E. McCulley Vice President and Controller (Principal Accounting Officer)

Dated:    April 25, 2011